                        SEMIANNUAL REPORT / APRIL 30 2001

                           AIM AGGRESSIVE GROWTH FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      -----------------------------------

                   SUNFLOWERS IN THE FIELD BY ERIC ISENBURGER

             SUNFLOWERS ARE AMONG THE FASTEST-GROWING PLANTS IN THE

            BOTANICAL KINGDOM. THEY COME IN MANY VARIETIES, AND THEY

           FLOURISH IN A WIDE RANGE OF SOILS AND CLIMATES. WE BELIEVE

            THAT THE DYNAMIC SUNFLOWER REFLECTS THE ATTRIBUTES OF THE

           DIVERSE, RAPIDLY GROWING AND FUNDAMENTALLY STRONG COMPANIES

                  WE SEEK TO OWN IN AIM AGGRESSIVE GROWTH FUND.

                      -----------------------------------

AIM Aggressive Growth Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of small and mid-sized company stocks that management believes will have earnings growth in excess of the general economy.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Aggressive Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o Had fees and expenses for Class A shares not been waived in the past, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o In addition to returns as of the close of the six month reporting period, found later in this report, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/01, the most recent calendar quarter end, which were: Class A shares, one year, -41.91%; five years, 6.09%; 10 years, 17.08%. Class B shares, one year, -41.40%; inception (3/1/99), 9.62%. Class C shares, one year, -39.46%;
    inception (3/1/99), 10.77%.
o Investing in small and mid-sized companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                           AIM AGGRESSIVE GROWTH FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                 Dear Fellow Shareholder:

                 The six months ended April 30, 2001, the period covered by this
[PHOTO OF        report, were among the most difficult we have seen in equity
ROBERT H.        markets in years. Major indexes, both foreign and domestic,
GRAHAM]          posted negative returns, with the technology sector and
                 large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                     What's the lesson? Well, just as the dot-com disaster
                 taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
    During the long bull market, which ran from 1982 until last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                           AIM AGGRESSIVE GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

==================================================================================================
TOP 10 EQUITY HOLDINGS                              TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------
 1. Henry (Jack) & Associates, Inc.     2.99%        1. Oil & Gas (Drilling & Equipment)    10.03%

 2. Abercrombie & Fitch Co.--Class A    2.65         2. Computers (Software & Services)      7.36

 3. SunGard Data Systems Inc.           2.20         3. Health Care (Specialized Services)   7.09

 4. Shaw Group Inc. (The)               2.11         4. Retail (Specialty-Apparel)           6.64

 5. First Health Group Corp.            2.06         5. Restaurants                          3.87

 6. American Eagle Outfitters, Inc.     1.97         6. Services (Commercial & Consumer)     3.66

 7. Tetra Tech, Inc.                    1.94         7. Electronics (Semiconductors)         3.28

 8. National-Oilwell, Inc.              1.83         8. Health Care (Managed Care)           3.18

 9. Patterson Energy, Inc.              1.83         9. Services (Data Processing)           3.01

10. Lincare Holdings Inc.               1.72        10. Services (Computer Systems)          2.86

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

==================================================================================================

FUND ENDURES DIFFICULT MARKET FOR GROWTH STOCKS

MANY KEY MARKET INDEXES SUSTAINED SIGNIFICANT LOSSES DURING THE REPORTING PERIOD. HOW DID AIM AGGRESSIVE GROWTH FUND PERFORM?
The severe correction that hit the stock market during the reporting period had its most pronounced effect on growth stocks--a trend that hurt the fund's performance. Excluding sales charges, total returns for Class A, Class B and Class C shares were -26.32%, -26.56% and -26.58%, respectively, for the six months ended April 30, 2001. Over the same period, the Lipper Mid-Cap Growth Fund Index returned -26.09%.
    The fund's performance improved significantly during the last month of the reporting period as investors shifted their focus to growth stocks. Excluding sales charges, total returns for Class A, Class B and Class C shares were 10.60%, 10.53% and 10.42% for the month ended April 30. That was comparable to the 13.18% return for the Lipper Mid-Cap Growth Fund Index for the month.
    Despite the difficult market environment for growth stocks, the fund's long-term performance remains solid, as illustrated by the chart found later in this report.

WHAT WERE SOME SIGNIFICANT TRENDS IN THE STOCK MARKET?
Concern over declining corporate earnings growth and a slowing economy caused major stock-market indexes to plummet during the reporting period. Throughout the period, a long string of high-profile companies issued warnings that their earnings would not meet expectations. Slowing economic growth and rising energy and labor costs undermined corporate profits. Global competition also reduced the ability of companies to raise prices for their products and services. The sell-off affected nearly all market sectors, with technology stocks being especially hard hit.

                      -----------------------------------

                        THE FUND'S PERFORMANCE IMPROVED

                      SIGNIFICANTLY DURING THE LAST MONTH

                      OF THE REPORTING PERIOD AS INVESTORS

                     SHIFTED THEIR FOCUS TO GROWTH STOCKS.

                      -----------------------------------

    Early in 2001, the Federal Reserve Board (the Fed) began cutting interest rates to stimulate economic growth. In the fourth quarter of 2000, the nation's gross domestic product (GDP) grew at an annualized rate of only 1%, raising the specter that the economy could slip into a recession. In four moves, the Fed lowered the federal funds rate from 6.5% to 4.5%. The Fed's actions, combined with the traditionally strong performance of stocks during the first month of the year, helped stimulate a short-lived market rally in January. The central bank's final rate cut during the reporting period, a surprise move in April, helped spark a stronger rally as the reporting period drew to a close. However, markets remained volatile as investors continued to be concerned about the economy and corporate earnings growth.
    For most of the period, value stocks outperformed growth stocks as investors sought attractively priced issues. There was a tendency to buy the stocks of companies just because they were relatively cheap, regardless of these firms' earnings. In April, however, growth stocks outperformed value stocks, as the Fed's rate-cutting policy had the potential to boost corporate profits. Mid- and small-cap stocks fared better than large-cap stocks.

HOW DID YOU MANAGE THE FUND?
Over the reporting period, the fund's exposure to the volatile technology sector fell from about 50% to around 24% of the portfolio. At AIM, we believe that earnings drive stock prices. We sold the stocks of

          See important fund and index disclosures inside front cover.

                           AIM AGGRESSIVE GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

technology companies whose earnings were deteriorating. We believe that the technology stocks remaining in the portfolio represent companies with solid long-term earnings-growth prospects.
    Simultaneously, we used some of the proceeds from the sale of tech to invest in holdings in other sectors. During the reporting period, we increased the fund's holdings in consumer-cyclical stocks from 9% to nearly 12% of its total net assets. Consumer-cyclical companies, which include many retailers, could get a boost from an upswing in the economy.
    The fund's health-care holdings increased from 10% to 16% of the portfolio. Demand for medical products and services tends to remain steady regardless of economic trends, and this could be a plus for health-care stocks. Energy stocks increased from 6% to 11% of the fund's holdings. Stocks in this sector have gotten a boost from rising oil and gas prices. The fund's exposure to the financial-services sector increased from 3% to almost 10% of the portfolio. The stocks of these companies could benefit from falling interest rates.
    As of April 30, the fund had 138 holdings, 14 fewer than at the start of the reporting period. We sold the stocks of companies that no longer met our earnings standards. Mid- and small-cap stocks made up nearly all the fund's holdings.

WHAT WERE SOME OF THE LEADING STOCKS IN THE PORTFOLIO?

o Jack Henry & Associates provides integrated hardware and software systems that automate transaction and data-processing activities for smaller banks.
o Abercrombie & Fitch sells upscale men's, women's and children's casual clothing and accessories at nearly 300 stores in the United States.
o SunGard Data Systems provides investment-support systems that process over-the-counter stock transactions.
o Shaw Group is a leading maker of prefabricated piping systems used primarily in the energy industry.
o First Health Group operates a preferred provider organization that targets large companies with operations in several locations throughout the United States.
o American Eagle Outfitters sells casual clothing and accessories designed for young adults.
o Tetra Tech is an environmental-management, consulting and technical-services firm that focuses on resource management, telecommunications and infrastructure.
o National-Oilwell produces and distributes oil and natural-gas drilling equipment for onshore and offshore drilling rigs.
o Patterson Energy provides onshore contract drilling services for oil and natural-gas producers. It operates more than 300 rigs in the United States and Canada.
o Lincare Holdings is a leading provider of oxygen and other respiratory therapies for patients undergoing treatment at home.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
Although the stock market remained volatile and economic signals were mixed, there were reasons for optimism. Despite rising fuel prices, inflation in general remained subdued, and even though a series of companies announced layoffs, the unemployment rate was just 4.5% at the close of the reporting period. The Fed had trimmed 200 basis points (2.0%) from the federal funds rate. Previously, falling interest rates have been a powerful catalyst for reinvigorating the economy. Indeed, preliminary figures showed that the rate of GDP growth picked up in the first quarter of 2001. Historically, small- and mid-cap stocks in particular have tended to benefit from interest-rate cuts.
    Moreover, the recent market correction resulted in some of the most attractive stock valuations in several years. However, we will only buy the stocks of companies that meet our earnings guidelines. At the close of the reporting period, we believed that there were excellent opportunities to buy the stocks of solid companies with attractive earnings-growth prospects at reduced prices.

[IMAGE]

RESULTS OF A $10,000 INVESTMENT CLASS A SHARES

5/1/84--4/30/01, including sales charges

   $101,580                   $90,981

     AIM                      Russell
  Aggressive                    2500
 Growth Fund                   Index
   Class A
   Shares

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/01, including sales charges

================================================================================
CLASS A SHARES
  Inception (5/1/84)                   14.61%
  10 Years                             18.29
  5 Years                               5.82
  1 Year                              -31.17

CLASS B SHARES
  Inception (3/1/99)                   14.41%
  1 Year                              -30.78

CLASS C SHARES
  Inception (3/1/99)                   15.51
  1 Year                              -30.78

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
================================================================================

          See important fund and index disclosures inside front cover.

                           AIM AGGRESSIVE GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company


--------------------------------------------------------------------------------
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    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account."
Log into your account and then click on the "View Other Account Options"
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electronic delivery.
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                           AIM AGGRESSIVE GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

                                    [PHOTO]

CHOOSE YOUR INVESTMENT PALETTE

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and to spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed-they are only as good as the companies that issue them. But the added risk also means higher return potential.
    Income funds are considered more conservative and are suited for investors seeking income rather than growth.

                                     [PHOTO]

                           AIM AGGRESSIVE GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

================================================================================

TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:

o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

================================================================================

                           AIM AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS AND OTHER EQUITY
  INTERESTS-97.29%

 AIR FREIGHT-0.40%

Expeditors International of
  Washington, Inc.                     300,000   $   15,009,000
===============================================================

AUTO PARTS & EQUIPMENT-0.29%

Gentex Corp.(a)                        400,000       10,800,000
===============================================================

BANKS (REGIONAL)-1.55%

Bank United Corp.-Rights Trust(a)      325,000          117,000
---------------------------------------------------------------
Greater Bay Bancorp                    400,000       10,924,000
---------------------------------------------------------------
Southwest Bancorp. of Texas,
  Inc.(a)                              845,800       28,334,300
---------------------------------------------------------------
TCF Financial Corp.                    500,000       19,015,000
===============================================================
                                                     58,390,300
===============================================================

BIOTECHNOLOGY-0.51%

Techne Corp.(a)                        600,000       19,260,000
===============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.94%

Hispanic Broadcasting Corp.(a)         756,400       18,130,908
---------------------------------------------------------------
Univision Communications
  Inc.-Class A(a)                      400,000       17,484,000
===============================================================
                                                     35,614,908
===============================================================

CHEMICALS (SPECIALTY)-1.45%

Cambrex Corp.                            4,100          190,732
---------------------------------------------------------------
OM Group, Inc.                       1,000,000       54,700,000
===============================================================
                                                     54,890,732
===============================================================

COMMUNICATIONS EQUIPMENT-2.52%

Comverse Technology, Inc.(a)           375,000       25,687,500
---------------------------------------------------------------
Digital Lightwave, Inc.(a)             500,000       21,050,000
---------------------------------------------------------------
Polycom, Inc.(a)                       500,000       11,615,000
---------------------------------------------------------------
Proxim, Inc.(a)                        500,000        6,955,000
---------------------------------------------------------------
UTStarcom, Inc.(a)                   1,200,000       29,952,000
===============================================================
                                                     95,259,500
===============================================================

COMPUTERS (HARDWARE)-1.31%

National Instruments Corp.(a)        1,417,600       49,616,000
===============================================================

COMPUTERS (NETWORKING)-0.96%

Avocent Corp.(a)                       400,000        9,956,000
---------------------------------------------------------------
SonicWALL, Inc.(a)                   1,500,000       26,385,000
===============================================================
                                                     36,341,000
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-7.36%

Aspen Technology, Inc.(a)              954,900       20,110,194
---------------------------------------------------------------
Business Objects S.A.-ADR
  (France)(a)                          450,000       16,290,000
---------------------------------------------------------------
Citrix Systems, Inc.(a)                650,000       18,460,000
---------------------------------------------------------------
Compuware Corp.(a)                   2,000,000       20,560,000
---------------------------------------------------------------
Eclipsys Corp.(a)                      500,000       10,095,000
---------------------------------------------------------------
Electronic Arts Inc.(a)                250,000       14,155,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Henry (Jack) & Associates, Inc.      4,000,000   $  112,760,000
---------------------------------------------------------------
Inforte Corp.(a)                       500,000        5,075,000
---------------------------------------------------------------
Macrovision Corp.(a)                   400,000       22,872,000
---------------------------------------------------------------
Secure Computing Corp.(a)            1,000,000       14,370,000
---------------------------------------------------------------
Ulticom, Inc.(a)                       300,000        6,090,000
---------------------------------------------------------------
Verity, Inc.(a)                        750,000       16,890,000
===============================================================
                                                    277,727,194
===============================================================

CONSUMER FINANCE-0.92%

AmeriCredit Corp.(a)                   750,000       34,770,000
===============================================================

DISTRIBUTORS (FOOD & HEALTH)-0.67%

McKesson HBOC, Inc.                    500,000       15,420,000
---------------------------------------------------------------
Patterson Dental Co.(a)                325,000        9,932,000
===============================================================
                                                     25,352,000
===============================================================

ELECTRICAL EQUIPMENT-0.48%

Plexus Corp.(a)                        250,000        7,680,000
---------------------------------------------------------------
Vishay Intertechnology, Inc.(a)        412,700       10,296,865
===============================================================
                                                     17,976,865
===============================================================

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.14%

Power-One, Inc.(a)                     300,000        5,253,000
===============================================================

ELECTRONICS (DEFENSE)-0.71%

Aeroflex Inc.(a)                       500,000        7,455,000
---------------------------------------------------------------
Anaren Microwave, Inc.(a)(b)         1,137,000       19,329,000
===============================================================
                                                     26,784,000
===============================================================

ELECTRONICS
  (INSTRUMENTATION)-1.65%

Alpha Industries, Inc.(a)            1,250,000       30,712,500
---------------------------------------------------------------
PerkinElmer, Inc.                      200,000       13,382,000
---------------------------------------------------------------
Tektronix, Inc.(a)                     750,000       18,150,000
===============================================================
                                                     62,244,500
===============================================================

ELECTRONICS (SEMICONDUCTORS)-3.28%

Intersil Holding Corp.(a)              400,000       12,896,000
---------------------------------------------------------------
Micrel, Inc.(a)                        500,000       16,980,000
---------------------------------------------------------------
Microchip Technology Inc.(a)         1,000,000       28,930,000
---------------------------------------------------------------
Pixelworks, Inc.(a)                    750,000       17,025,000
---------------------------------------------------------------
RF Micro Devices, Inc.(a)            1,000,000       29,380,000
---------------------------------------------------------------
Semtech Corp.(a)                       250,000        7,192,500
---------------------------------------------------------------
Zoran Corp.(a)                         500,000       11,225,000
===============================================================
                                                    123,628,500
===============================================================

ENGINEERING & CONSTRUCTION-0.61%

Jacobs Engineering Group Inc.(a)       350,000       23,072,000
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.38%

EMCORE Corp.(a)                        350,000       14,525,000
===============================================================

                                                     MARKET
                                      SHARES         VALUE
FINANCIAL (DIVERSIFIED)-1.12%

SEI Investments Co.                  1,050,000   $   42,115,500
===============================================================

FOODS-0.17%

Hain Celestial Group, Inc.(a)          250,000        6,255,000
===============================================================

FOOTWEAR-0.69%

Vans, Inc.(a)(b)                     1,250,000       26,050,000
===============================================================

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.37%

International Game Technology(a)       250,000       13,982,500
===============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.62%

CIMA Labs Inc.(a)                      200,000       11,208,000
---------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class
  A(a)                                 243,000       12,077,100
===============================================================
                                                     23,285,100
===============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-2.83%

Health Management Associates,
  Inc.-Class A(a)                    1,750,000       31,360,000
---------------------------------------------------------------
LifePoint Hospitals, Inc.(a)           700,000       24,304,000
---------------------------------------------------------------
Province Healthcare Co.(a)           1,183,300       30,316,146
---------------------------------------------------------------
Triad Hospitals, Inc.(a)               675,000       20,756,250
===============================================================
                                                    106,736,396
===============================================================

HEALTH CARE (MANAGED CARE)-3.18%

Express Scripts, Inc.-Class A(a)       500,000       42,450,000
---------------------------------------------------------------
First Health Group Corp.(a)          1,500,000       77,625,000
===============================================================
                                                    120,075,000
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.38%

Biosite Diagnostics Inc.(a)            533,300       26,371,685
---------------------------------------------------------------
Cytyc Corp.(a)                         500,000       11,775,000
---------------------------------------------------------------
Varian Medical Systems, Inc.(a)        200,000       13,780,000
===============================================================
                                                     51,926,685
===============================================================

HEALTH CARE (SPECIALIZED SERVICES)-7.09%

Apria Healthcare Group Inc.(a)       2,000,000       51,940,000
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)                 3,000,000       42,150,000
---------------------------------------------------------------
Laboratory Corp. of America
  Holdings(a)                          350,000       49,350,000
---------------------------------------------------------------
Lincare Holdings Inc.(a)             1,300,000       64,831,000
---------------------------------------------------------------
Quest Diagnostics Inc.(a)              300,000       36,960,000
---------------------------------------------------------------
RehabCare Group, Inc.(a)               600,000       22,530,000
===============================================================
                                                    267,761,000
===============================================================

INSURANCE
  (PROPERTY-CASUALTY)-1.37%

Fidelity National Financial, Inc.    1,000,000       23,410,000
---------------------------------------------------------------
HCC Insurance Holdings, Inc.         1,000,000       28,200,000
===============================================================
                                                     51,610,000
===============================================================

INVESTMENT BANKING/BROKERAGE-1.77%

LaBranche & Co. Inc.(a)                475,000       17,100,000
---------------------------------------------------------------
Legg Mason, Inc.                       400,000       19,148,000
---------------------------------------------------------------
Waddell & Reed Financial,
  Inc.-Class A                       1,000,000       30,420,000
===============================================================
                                                     66,668,000
===============================================================

                                                     MARKET
                                      SHARES         VALUE
INVESTMENT MANAGEMENT-2.75%

Affiliated Managers Group, Inc.(a)     450,000   $   25,299,000
---------------------------------------------------------------
Eaton Vance Corp.                      750,000       24,225,000
---------------------------------------------------------------
Federated Investors, Inc.-Class B    1,000,000       29,150,000
---------------------------------------------------------------
Investors Financial Services Corp.     350,000       25,039,000
===============================================================
                                                    103,713,000
===============================================================

LEISURE TIME (PRODUCTS)-0.12%

International Speedway Corp.-Class A   100,000        4,505,000
===============================================================

MANUFACTURING (SPECIALIZED)-1.14%

Insituform Technologies,
  Inc.-Class A(a)                    1,000,000       34,490,000
---------------------------------------------------------------
Jabil Circuit, Inc.(a)                 300,000        8,712,000
===============================================================
                                                     43,202,000
===============================================================

METAL FABRICATORS-2.11%

Shaw Group Inc. (The)(a)             1,400,000       79,800,000
===============================================================

NATURAL GAS-1.01%

Kinder Morgan, Inc.                    650,000       38,155,000
===============================================================

OIL & GAS (DRILLING & EQUIPMENT)-10.03%

Cal Dive International, Inc.(a)      1,000,000       28,010,000
---------------------------------------------------------------
Cooper Cameron Corp.(a)                750,000       47,295,000
---------------------------------------------------------------
Core Laboratories N.V.
  (Netherlands)(a)                     900,000       21,492,000
---------------------------------------------------------------
Hanover Compressor Co.(a)            1,175,000       42,770,000
---------------------------------------------------------------
Marine Drilling Cos., Inc.(a)        1,250,000       37,462,500
---------------------------------------------------------------
National-Oilwell, Inc.(a)            1,750,000       69,212,500
---------------------------------------------------------------
Patterson Energy, Inc.(a)(b)         2,000,000       68,940,000
---------------------------------------------------------------
Pride International, Inc.(a)         1,500,000       39,945,000
---------------------------------------------------------------
Varco International, Inc.(a)         1,000,000       23,380,000
===============================================================
                                                    378,507,000
===============================================================

OIL & GAS (EXPLORATION & PRODUCTION)-0.67%

Newfield Exploration Co.(a)            500,000       18,000,000
---------------------------------------------------------------
Stone Energy Corp.(a)                  150,000        7,455,000
===============================================================
                                                     25,455,000
===============================================================

RESTAURANTS-3.87%

CBRL Group, Inc.                     1,750,000       34,562,500
---------------------------------------------------------------
CEC Entertainment Inc.(a)              974,700       49,953,375
---------------------------------------------------------------
Jack in the Box Inc.(a)                700,000       18,529,000
---------------------------------------------------------------
Sonic Corp.(a)                       1,125,000       31,353,750
---------------------------------------------------------------
Starbucks Corp.                        600,000       11,610,000
===============================================================
                                                    146,008,625
===============================================================

RETAIL (BUILDING SUPPLIES)-0.51%

Fastenal Co.                           300,000       19,455,000
===============================================================

RETAIL (COMPUTERS &
  ELECTRONICS)-1.07%

CDW Computer Centers, Inc.(a)        1,000,000       40,420,000
===============================================================

RETAIL (DISCOUNTERS)-0.66%

Dollar General Corp.                 1,500,000       24,750,000
===============================================================

                                                     MARKET
                                      SHARES         VALUE
RETAIL (SPECIALTY)-1.81%

Genesco, Inc.(a)                     1,000,000   $   28,600,000
---------------------------------------------------------------
Venator Group, Inc.(a)               3,000,000       39,720,000
===============================================================
                                                     68,320,000
===============================================================

RETAIL (SPECIALTY-APPAREL)-6.64%

Abercrombie & Fitch Co.-Class A(a)   3,000,000       99,900,000
---------------------------------------------------------------
American Eagle Outfitters, Inc.(a)   2,000,000       74,440,000
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)         274,700        6,991,115
---------------------------------------------------------------
Pacific Sunwear of California,
  Inc.(a)                            1,400,000       39,004,000
---------------------------------------------------------------
Talbots, Inc. (The)                    250,000       10,462,500
---------------------------------------------------------------
Too Inc.(a)                          1,000,000       19,910,000
===============================================================
                                                    250,707,615
===============================================================

SERVICES
  (ADVERTISING/MARKETING)-0.71%

Forrester Research, Inc.(a)             59,700        1,379,667
---------------------------------------------------------------
Professional Detailing, Inc.(a)        347,900       25,466,280
===============================================================
                                                     26,845,947
===============================================================

SERVICES (COMMERCIAL & CONSUMER)-3.66%

Apollo Group, Inc.-Class A(a)        1,000,000       31,100,000
---------------------------------------------------------------
Corporate Executive Board Co.
  (The)(a)                             750,000       24,930,000
---------------------------------------------------------------
DeVry, Inc.(a)                       1,000,000       31,610,000
---------------------------------------------------------------
DiamondCluster International,
  Inc.-Class A(a)(b)                 1,750,000       32,462,500
---------------------------------------------------------------
Iron Mountain Inc.(a)                  500,000       18,075,000
===============================================================
                                                    138,177,500
===============================================================

SERVICES (COMPUTER SYSTEMS)-2.86%

Investment Technology Group,
  Inc.(a)                              500,000       24,375,000
---------------------------------------------------------------
Keane, Inc.(a)                          31,800          564,450
---------------------------------------------------------------
SunGard Data Systems Inc.(a)         1,500,000       82,905,000
===============================================================
                                                    107,844,450
===============================================================

SERVICES (DATA PROCESSING)-3.01%

Concord EFS, Inc.(a)                 1,250,000       58,187,500
---------------------------------------------------------------
Fiserv, Inc.(a)                      1,000,000       55,340,000
===============================================================
                                                    113,527,500
===============================================================

                                                     MARKET
                                      SHARES         VALUE
SERVICES (EMPLOYMENT)-1.99%

Hall, Kinion & Associates,
  Inc.(a)(b)                         1,250,000   $   10,187,500
---------------------------------------------------------------
Heidrick & Struggles
  International, Inc.(a)               750,000       18,937,500
---------------------------------------------------------------
On Assignment, Inc.(a)                 250,000        4,277,500
---------------------------------------------------------------
Robert Half International Inc.(a)    1,500,000       41,700,000
===============================================================
                                                     75,102,500
===============================================================

SERVICES (FACILITIES & ENVIRONMENTAL)-1.94%

Tetra Tech, Inc.(a)(b)               3,000,000       73,260,000
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-2.32%

AirGate PCS, Inc.(a)                   500,000       19,800,000
---------------------------------------------------------------
American Tower Corp.(a)                750,000       20,100,000
---------------------------------------------------------------
Powertel, Inc.(a)                      201,500       12,964,510
---------------------------------------------------------------
Powerwave Technologies, Inc.(a)        932,400       16,941,708
---------------------------------------------------------------
Rural Cellular Corp.-Class A(a)        200,000        7,482,000
---------------------------------------------------------------
SBA Communications Corp.(a)            300,000       10,227,000
===============================================================
                                                     87,515,218
===============================================================

TEXTILES (APPAREL)-1.69%

Jones Apparel Group, Inc.(a)           750,000       29,805,000
---------------------------------------------------------------
Quicksilver, Inc.(a)(b)              1,250,000       33,962,500
===============================================================
                                                     63,767,500
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $3,176,954,905)                             3,672,018,535
===============================================================

MONEY MARKET FUNDS-3.36%

STIC Liquid Assets Portfolio(c)     63,332,637       63,332,637
---------------------------------------------------------------
STIC Prime Portfolio(c)             63,332,637       63,332,637
===============================================================
    Total Money Market Funds (Cost
      $126,665,274)                                 126,665,274
===============================================================
TOTAL INVESTMENTS-100.65% (Cost
  $3,303,620,179)                                 3,798,683,809
===============================================================
OTHER ASSETS LESS
  LIABILITIES-(0.65%)                               (24,482,155)
===============================================================
NET ASSETS-100.00%                               $3,774,201,654
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value as of 04/30/01 was $264,191,500, which represented 7.00% of the Fund's net assets.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $3,303,620,179)*                             $3,798,683,809
-------------------------------------------------------------
Receivables for:
  Investments sold                                 41,138,608
-------------------------------------------------------------
  Fund shares sold                                 17,504,136
-------------------------------------------------------------
  Dividends                                           915,352
-------------------------------------------------------------
Investment for deferred compensation plan              88,780
-------------------------------------------------------------
Collateral for securities loaned                  428,540,487
-------------------------------------------------------------
Other assets                                           65,782
=============================================================
    Total assets                                4,286,936,954
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            73,021,288
-------------------------------------------------------------
  Fund shares reacquired                            9,722,498
-------------------------------------------------------------
  Deferred compensation plan                           88,780
-------------------------------------------------------------
  Collateral upon return of securities loaned     428,540,487
-------------------------------------------------------------
Accrued administrative services fees                   17,919
-------------------------------------------------------------
Accrued distribution fees                           1,262,854
-------------------------------------------------------------
Accrued trustees' fees                                  1,955
-------------------------------------------------------------
Accrued operating expenses                             79,519
=============================================================
    Total liabilities                             512,735,300
=============================================================
Net assets applicable to shares outstanding    $3,774,201,654
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $3,306,937,002
_____________________________________________________________
=============================================================
Class B                                        $  352,699,527
_____________________________________________________________
=============================================================
Class C                                        $  114,565,125
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           307,686,447
_____________________________________________________________
=============================================================
Class B                                            33,603,865
_____________________________________________________________
=============================================================
Class C                                            10,919,912
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        10.75
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.75 divided by
      94.50%)                                  $        11.38
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        10.50
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        10.49
_____________________________________________________________
=============================================================

* At April 30, 2001, securities with an aggregate market value of $420,137,732 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)


INVESTMENT INCOME:

Dividends                                     $     1,406,854
-------------------------------------------------------------
Dividends from affiliated money market funds        4,074,944
-------------------------------------------------------------
Interest                                                8,746
-------------------------------------------------------------
Security lending income                             2,263,908
=============================================================
    Total investment income                         7,754,452
=============================================================

EXPENSES:

Advisory fees                                      12,824,413
-------------------------------------------------------------
Administrative services fees                          113,705
-------------------------------------------------------------
Custodian fees                                        124,151
-------------------------------------------------------------
Distribution fees -- Class A                        4,492,258
-------------------------------------------------------------
Distribution fees -- Class B                        1,728,703
-------------------------------------------------------------
Distribution fees -- Class C                          551,341
-------------------------------------------------------------
Transfer agent fees -- Class A                      2,956,120
-------------------------------------------------------------
Transfer agent fees -- Class B                        294,601
-------------------------------------------------------------
Transfer agent fees -- Class C                         93,958
-------------------------------------------------------------
Trustees' fees                                         13,310
-------------------------------------------------------------
Other                                                 858,125
=============================================================
    Total expenses                                 24,050,685
=============================================================
Less: Expenses paid indirectly                        (86,048)
=============================================================
    Net expenses                                   23,964,637
=============================================================
Net investment income (loss)                      (16,210,185)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                     (377,319,599)
=============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities        (933,500,851)
=============================================================
Net gain (loss) from investment securities     (1,310,820,450)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(1,327,030,635)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
 10

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                                 APRIL 30,        OCTOBER 31,
                                                                   2001               2000
                                                              ---------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (16,210,185)   $  (34,890,410)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (377,319,599)      978,195,173
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        (933,500,851)      362,410,770
===============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (1,327,030,635)    1,305,715,533
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (805,637,235)     (320,367,821)
-----------------------------------------------------------------------------------------------
  Class B                                                         (74,595,108)       (4,413,088)
-----------------------------------------------------------------------------------------------
  Class C                                                         (23,627,037)       (1,287,521)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         849,250,080       663,429,973
-----------------------------------------------------------------------------------------------
  Class B                                                         163,851,996       343,326,602
-----------------------------------------------------------------------------------------------
  Class C                                                          52,874,121       112,539,912
===============================================================================================
    Net increase (decrease) in net assets                      (1,164,913,818)    2,098,943,590
===============================================================================================

NET ASSETS:

  Beginning of period                                           4,939,115,472     2,840,171,882
===============================================================================================
  End of period                                               $ 3,774,201,654    $4,939,115,472
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 3,673,046,346    $2,607,070,149
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (16,384,293)         (174,108)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   (377,524,029)      903,654,950
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                495,063,630     1,428,564,481
===============================================================================================
                                                              $ 3,774,201,654    $4,939,115,472
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $113,705 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $2,161,776 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $4,492,258, $1,728,703 and $551,341, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $657,885 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $53,616 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 2001, the Fund paid legal fees of $4,180 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $47,277 and reductions in custodian fees of $38,771 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $86,048.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At April 30, 2001, securities with an aggregate value of $420,137,732 were on loan to brokers. The loans were secured by cash collateral of $428,540,487 received by the Fund and invested in affiliated money market funds as follows:
$214,270,244 in STIC Liquid Assets Portfolio and $214,270,243 in STIC Prime Portfolio. For the six months ended April 30, 2001, the Fund received fees of $2,263,908 for securities lending.

NOTE 7-INVESTMENT SECURITIES
  The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $1,883,030,605 and $1,730,205,561, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 760,388,796
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (265,325,166)
=========================================================
Net unrealized appreciation of investment
  securities                                $ 495,063,630
_________________________________________________________
=========================================================
Investments have the same cost for tax and financial
statement purposes.

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                        APRIL 30,                       OCTOBER 31,
                                                                          2001                             2000*
                                                              -----------------------------    -----------------------------
                                                                SHARES           AMOUNT          SHARES           AMOUNT
                                                              -----------    --------------    -----------    --------------
Sold:
  Class A                                                      43,085,943    $  533,063,901    204,998,037    $1,165,506,524
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      10,807,880       134,783,272     21,294,813       379,822,496
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       4,042,531        49,636,431      6,866,314       122,159,297
============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      59,903,466       755,370,619      5,280,778       297,990,645
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       5,829,100        71,978,670         72,296         4,045,318
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,837,466        22,673,845         19,260         1,076,149
============================================================================================================================
Reacquired:
  Class A                                                     (36,746,853)     (439,184,440)   (19,341,399)     (800,067,196)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,672,029)      (42,909,946)    (1,179,153)      (40,541,212)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,617,386)      (19,436,155)      (351,490)      (10,695,534)
============================================================================================================================
                                                               83,470,118    $1,065,976,197    217,659,456    $1,119,296,487
____________________________________________________________________________________________________________________________
============================================================================================================================

* Shares have been reinstated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A(a)
                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED                             YEAR ENDED OCTOBER 31,
                                                 APRIL 30,     ------------------------------------------------------------------
                                                  2001(b)         2000          1999          1998          1997          1996
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period             $   18.41     $    13.90    $    10.04    $    12.49    $    11.23    $    10.03
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.04)         (0.13)        (0.09)        (0.08)        (0.06)        (0.08)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         (4.32)         11.08          4.05         (1.93)         1.90          1.52
=================================================================================================================================
    Total from investment operations                 (4.36)         10.95          3.96         (2.01)         1.84          1.44
=================================================================================================================================
Less distributions from net realized gains           (3.30)         (6.44)        (0.10)        (0.44)        (0.58)        (0.24)
=================================================================================================================================
Net asset value, end of period                   $   10.75     $    18.41    $    13.90    $    10.04    $    12.49    $    11.23
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                     (26.32)%        47.53%        39.73%       (16.36)%       17.35%        14.77%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $3,306,937     $4,444,515    $2,808,451    $2,638,038    $3,864,257    $2,750,564
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets               1.10%(d)       1.04%         1.09%         1.06%         1.06%         1.11%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                 (0.71)%(d)     (0.77)%       (0.69)%       (0.64)%       (0.65)%       (0.76)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 43%            79%           75%           69%           73%           79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and distributions prior to April 30, 2001 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $3,623,589,299.

                                                                               CLASS B(a)
                                                              ---------------------------------------------
                                                              SIX MONTHS                    MARCH 1, 1999
                                                                ENDED       YEAR ENDED       (DATE SALES
                                                              APRIL 30,     OCTOBER 31,     COMMENCED) TO
                                                               2001(b)         2000        OCTOBER 31, 1999
                                                              ----------    -----------    ----------------
Net asset value, beginning of period                           $  18.12      $  13.81          $ 10.85
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)        (0.29)           (0.07)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (4.23)        11.04             3.03
===========================================================================================================
    Total from investment operations                              (4.32)        10.75             2.96
===========================================================================================================
Less distributions from net realized gains                        (3.30)        (6.44)              --
===========================================================================================================
Net asset value, end of period                                 $  10.50      $  18.12          $ 13.81
___________________________________________________________________________________________________________
===========================================================================================================
Total return(c)                                                  (26.56)%       46.29%           27.27%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $352,700      $374,010          $24,914
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets                            1.86%(d)      1.86%            2.08%(e)
===========================================================================================================
Ratio of net investment income (loss) to average net assets       (1.47)%(d)    (1.59)%          (1.68)%(e)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                              43%           79%              75%
___________________________________________________________________________________________________________
===========================================================================================================

(a) Per share information and distributions prior to April 30, 2001 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $348,605,842.
(e)  Annualized.

                                                                               CLASS C(a)
                                                              ---------------------------------------------
                                                              SIX MONTHS                    MARCH 1, 1999
                                                                ENDED       YEAR ENDED       (DATE SALES
                                                              APRIL 30,     OCTOBER 31,     COMMENCED) TO
                                                               2001(b)         2000        OCTOBER 31, 1999
                                                              ----------    -----------    ----------------
Net asset value, beginning of period                           $  18.11      $  13.81           $10.85
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)        (0.29)           (0.07)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (4.23)        11.03             3.03
===========================================================================================================
    Total from investment operations                              (4.32)        10.74             2.96
===========================================================================================================
Less distributions from net realized gains                        (3.30)        (6.44)              --
===========================================================================================================
Net asset value, end of period                                 $  10.49      $  18.11           $13.81
___________________________________________________________________________________________________________
===========================================================================================================
Total return(c)                                                  (26.58)%       46.21%           27.27%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $114,565      $120,591           $6,807
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets                            1.86%(d)      1.86%            2.08%(e)
===========================================================================================================
Ratio of net investment income (loss) to average net assets       (1.47)%(d)    (1.59)%          (1.68)%(e)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                              43%           79%              75%
___________________________________________________________________________________________________________
===========================================================================================================

(a) Per share information and distributions prior to April 30, 2001 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $111,181,944.
(e)  Annualized.

NOTE 10-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended October 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended October 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended October 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                              OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                               Robert H. Graham                        11 Greenway Plaza
Chairman, President and                        President                               Suite 100
Chief Executive Officer                                                                Houston, TX 77046
A I M Management Group Inc.                    Carol F. Relihan
                                               Senior Vice President and Secretary     INVESTMENT ADVISOR
Bruce L. Crockett
Director                                       Gary T. Crum                            A I M Advisors, Inc.
ACE Limited;                                   Senior Vice President                   11 Greenway Plaza
Formerly Director, President, and                                                      Suite 100
Chief Executive Officer                        Edgar M. Larsen                         Houston, TX 77046
COMSAT Corporation                             Vice President
                                                                                       TRANSFER AGENT
Owen Daly II                                   Dana R. Sutton
Formerly Director                              Vice President and Treasurer            A I M Fund Services, Inc.
Cortland Trust Inc.                                                                    P.O. Box 4739
                                               Melville B. Cox                         Houston, TX 77210-4739
Albert R. Dowden                               Vice President
Chairman of the Board of Directors,                                                    CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and    Mary J. Benson
Director, Magellan Insurance Company,          Assistant Vice President and            State Street Bank and Trust Company
Formerly Director, President and               Assistant Treasurer                     225 Franklin Street
Chief Executive Officer,                                                               Boston, MA 02110
Volvo Group North America, Inc.; and           Sheri Steward Morris
Senior Vice President, AB Volvo                Assistant Vice President and            COUNSEL TO THE FUND
                                               Assistant Treasurer
Edward K. Dunn Jr.                                                                     Ballard Spahr
Chairman, Mercantile Mortgage Corp.;           Juan E. Cabrera, Jr.                    Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,          Assistant Secretary                     1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                               Philadelphia, PA 19103
President, Mercantile Bankshares               Jim A. Coppedge
                                               Assistant Secretary                     COUNSEL TO THE TRUSTEES
Jack M. Fields
Chief Executive Officer                        Renee A. Friedli                        Kramer, Levin, Naftalis & Frankel LLP
Twenty First Century, Inc.;                    Assistant Secretary                     919 Third Avenue
Formerly Member                                                                        New York, NY 10022
of the U.S. House of Representatives           P. Michelle Grace
                                               Assistant Secretary                     DISTRIBUTOR
Carl Frischling
Partner                                        John H. Lively                          A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP          Assistant Secretary                     11 Greenway Plaza
                                                                                       Suite 100
Prema Mathai-Davis                             Nancy L. Martin                         Houston, TX 77046
Formerly Chief Executive Officer,              Assistant Secretary
YWCA of the U.S.A.
                                               Ofelia M. Mayo
Lewis F. Pennock                               Assistant Secretary
Partner
Pennock & Cooper                               Lisa A. Moss
                                               Assistant Secretary
Louis S. Sklar
Executive Vice President                       Kathleen J. Pflueger
Hines Interests                                Assistant Secretary
Limited Partnership
                                               Stephen R. Rimes
                                               Assistant Secretary

                                               Timothy D. Yang
                                               Assistant Secretary


                            EQUITY FUNDS                                                            FIXED-INCOME FUNDS

       DOMESTIC EQUITY FUNDS                  INTERNATIONAL/GLOBAL EQUITY FUNDS                  TAXABLE FIXED-INCOME FUNDS

         MORE AGGRESSIVE                              MORE AGGRESSIVE                                 MORE AGGRESSIVE

AIM Small Cap Opportunities(1)           AIM Latin American Growth                           AIM Strategic Income
AIM Mid Cap Opportunities(1)             AIM Developing Markets                              AIM High Yield II
AIM Large Cap Opportunities(2)           AIM European Small Company                          AIM High Yield
AIM Emerging Growth                      AIM Asian Growth                                    AIM Income
AIM Small Cap Growth(1)                  AIM Japan Growth                                    AIM Global Income
AIM Aggressive Growth                    AIM International Emerging Growth                   AIM Floating Rate
AIM Mid Cap Growth                       AIM European Development                            AIM Intermediate Government
AIM Small Cap Equity                     AIM Euroland Growth                                 AIM Limited Maturity Treasury
AIM Capital Development                  AIM Global Aggressive Growth                        AIM Money Market
AIM Constellation                        AIM International Equity
AIM Dent Demographic Trends              AIM Advisor International Value                        MORE CONSERVATIVE
AIM Select Growth                        AIM Worldwide Spectrum
AIM Large Cap Growth                     AIM Global Trends                                      TAX-FREE FIXED-INCOME FUNDS
AIM Weingarten                           AIM Global Growth
AIM Mid Cap Equity                                                                                    MORE AGGRESSIVE
AIM Value II                                         MORE CONSERVATIVE
AIM Charter                                                                                  AIM High Income Municipal
AIM Value                                           SECTOR EQUITY FUNDS                      AIM Tax-Exempt Bond of Connecticut
AIM Blue Chip                                                                                AIM Municipal Bond
AIM Basic Value                                       MORE AGGRESSIVE                        AIM Tax-Free Intermediate
AIM Large Cap Basic Value                                                                    AIM Tax-Exempt Cash
AIM Balanced                             AIM New Technology
AIM Advisor Flex                         AIM Global Telecommunications and Technology                MORE CONSERVATIVE
                                         AIM Global Infrastructure
         MORE CONSERVATIVE               AIM Global Resources
                                         AIM Global Financial Services
                                         AIM Global Health Care
                                         AIM Global Consumer Products and Services
                                         AIM Advisor Real Estate
                                         AIM Global Utilities

                                                     MORE CONSERVATIVE


When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $154 billion in assets for nine million shareholders, including individual investors, corporate clients and financial institutions, as of March 31, 2001.
    The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the eighth-largest mutual fund complex in the United States in assets under management, according to Strategic Insight, an independent mutual fund monitor. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $370 billion in assets under management as of March 31, 2001.

[DALBAR AWARDS LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                      AGRO-SAR-1
A I M Distributors, Inc.